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                       INTERNAP NETWORK SERVICES CORPORATION

                   AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                  OCTOBER 4, 1999

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                              TABLE OF CONTENTS

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                                                                                  PAGE
SECTION 1      GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

SECTION 2      RESTRICTIONS ON TRANSFER; REGISTRATION. . . . . . . . . . . . . . . .3

     2.1  Restrictions On Transfer . . . . . . . . . . . . . . . . . . . . . . . . .3

     2.2  Demand Registration. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     2.3  Piggyback Registrations. . . . . . . . . . . . . . . . . . . . . . . . . .7

     2.4  Form S-3 Registration. . . . . . . . . . . . . . . . . . . . . . . . . . .8

     2.5  Expenses Of Registration . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.6  Obligations Of The Company . . . . . . . . . . . . . . . . . . . . . . . 10

     2.7  Termination Of Registration Rights . . . . . . . . . . . . . . . . . . . 11

     2.8  Delay Of Registration; Furnishing Information. . . . . . . . . . . . . . 11

     2.9  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     2.10 Assignment Of Registration Rights. . . . . . . . . . . . . . . . . . . . 15

     2.11 Amendment Of Registration Rights . . . . . . . . . . . . . . . . . . . . 16

     2.12 Limitation On Subsequent Registration Rights . . . . . . . . . . . . . . 16

     2.13 "Market Stand-Off" Agreement . . . . . . . . . . . . . . . . . . . . . . 16

     2.14 Rule 144 Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

SECTION 3      COVENANTS OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . 17

     3.1  Basic Financial Information And Reporting. . . . . . . . . . . . . . . . 17

     3.2  Inspection Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

     3.3  Confidentiality Of Records . . . . . . . . . . . . . . . . . . . . . . . 18

     3.4  Reservation Of Common Stock. . . . . . . . . . . . . . . . . . . . . . . 19

     3.5  Stock Vesting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     3.6  Board Election Rights. . . . . . . . . . . . . . . . . . . . . . . . . . 19

     3.7  Employee Confidentiality, Nonraiding and Noncompetition
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     3.8  Directors' Liability And Indemnification . . . . . . . . . . . . . . . . 19

     3.9  Board Of Directors Approval. . . . . . . . . . . . . . . . . . . . . . . 19

     3.10 Real Property Holding Corporation. . . . . . . . . . . . . . . . . . . . 20

     3.11 Qualified Small Business Stock . . . . . . . . . . . . . . . . . . . . . 20

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                              TABLE OF CONTENTS
                                  (CONTINUED)

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     3.12 Termination Of Covenants . . . . . . . . . . . . . . . . . . . . . . . . 20

     3.13 Visitation Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

SECTION 4      RIGHT TO MAINTAIN INTEREST. . . . . . . . . . . . . . . . . . . . . 21

     4.1  Subsequent Offerings . . . . . . . . . . . . . . . . . . . . . . . . . . 21

     4.2  Exercise Of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

     4.3  Issuance Of Equity Securities To Other Persons . . . . . . . . . . . . . 22

     4.4  Termination Of Rights To Maintain Interest . . . . . . . . . . . . . . . 22

     4.5  Transfer Of Rights To Maintain Interest. . . . . . . . . . . . . . . . . 22

     4.6  Excluded Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 22

SECTION 5      MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.1  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.2  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.3  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.4  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.5  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     5.6  Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     5.7  Delays or Omissions. . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     5.8  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     5.9  Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     5.10 Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . . . . . 25

     5.11 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

                       INTERNAP NETWORK SERVICES CORPORATION

                               AMENDED AND RESTATED
                             INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 4th day of October, 1999, by and among INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation (the "Company") and (i) INKTOMI CORPORATION, a Delaware corporation ("Inktomi"), (ii) S.L. PARTNERS, INC., as Agent under the Credit Agreement described herein ("S.L. Partners"), (iii) the holders of the Company's Series C Preferred Stock ("Series C Stock") listed on EXHIBIT A hereto, (iv) the holders of the Company's Series B Preferred Stock ("Series B Stock") listed on EXHIBIT B hereto, and (v) the individuals holding the Company's common stock ("Common Stock") and Series A Preferred Stock ("Series A Stock") set forth on EXHIBIT B hereto (the "Founders"). The parties described in clause (iii) shall be referred to hereinafter, collectively, as the "Investors" and each individually as an "Investor." The parties described in clauses (iv) and (v) shall be referred to hereinafter, collectively, as the "Prior Shareholders."

                                      RECITALS

     WHEREAS, the Company has issued shares of Common Stock, Series A Stock, Series B Stock and Series C Stock and has granted certain registration rights to certain holders thereof pursuant to Section 2 of that certain Amended and Restated Investor Rights Agreement dated January 28, 1999, as amended (the "Prior Agreement");

     WHEREAS, the Company proposes to sell and issue to Inktomi shares of Common Stock and the Inktomi Warrant to purchase shares of Common Stock pursuant to, and on terms contemplated by, that certain Common Stock and Warrant Purchase Agreement dated September 17, 1999 (the "Inktomi Agreement");

     WHEREAS, the Company proposes to issue to S.L. Partners a warrant (the "S.L. Warrant") to purchase shares of Common Stock pursuant to, and on terms contemplated by, that certain Credit Agreement dated September 23, 1999 (the "Credit Agreement");

     WHEREAS, as a condition of entering into the Inktomi Agreement and the Credit Agreement, Inktomi and S.L. Partners, respectively, have requested that the Company extend to them registration rights as set forth below; and

     WHEREAS, the Company, the Investors, and the Prior Shareholders desire to amend and restate the Prior Agreement and to accept the rights and obligations created pursuant hereto which shall supersede the Prior Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Inktomi Agreement, the parties mutually agree as follows:

SECTION 1 GENERAL

     1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "FOUNDERS" means all holders of Common Stock and Series A Preferred Stock as of the date of this agreement and their authorized transferees.

     "FOUNDERS' STOCK" means all Common Stock and Series A Preferred Stock of the Company held by the Founders, upon the Closing, and any Common Stock issued or issuable with respect to such Common Stock upon any recapitalizations, stock splits, stock dividends or similar distributions.

     "HOLDER" means any holder of outstanding Registrable Securities that have not been sold to the public, but only if such holder is an Investor or a holder of Series B Stock (or, solely with regards to Sections 2.3, 2.5, 2.8(b), 2.9, 2.13 and 5.6(b), a Founder) or an assignee or transferee of registration rights in accordance with Section 2.10 hereof.

     "INITIATING HOLDERS" means Holders who in the aggregate hold at least forty percent (40%) of the Registrable Securities.

     "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

     "INKTOMI WARRANT" shall mean that certain Common Stock warrant to be issued to Inktomi by the Company pursuant to the Inktomi Agreement.

     "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; (c) Common Stock of the Company issued to Inktomi pursuant to the Inktomi Agreement and upon exercise of the Inktomi Warrant; and (d) Common Stock of the Company issued to S.L. Partners pursuant to the S.L. Warrant. For purposes of the registration rights granted to holders of Company securities pursuant to Section 2.3 hereof and for purposes of the obligations imposed upon holders of Registrable Securities under Sections 2.9 and 2.13, but not for the definition of Initiating Holders or for purposes of Section 5.6(a), "Registrable

                                        2.

Securities" shall include Founders' Stock. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

     "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

     "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Fifteen Thousand Dollars ($15,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "SEC" OR "COMMISSION" means the Securities and Exchange Commission.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, as well as fees and disbursements of legal counsel for the selling Holders, except as to those included in Registration Expenses, as defined above.

     "S.L. PARTNERS" shall mean the entity S.L. Partners, Inc. as agent under the Credit Agreement. "S.L. Partners" shall also refer to any individual lender under the Credit Agreement to whom rights have been transferred to purchase Common Stock, or who has acquired Common Stock, pursuant to the S.L. Warrant; provided that such lender acquires such rights or Common Stock, as the case may be, in accordance with the terms of the Credit Agreement and the S.L. Warrant; and provided further that such lender has become subject to this Agreement in accordance with its terms.

     "S.L. WARRANT" shall mean that certain warrant for the purchase of Common Stock issued to S.L. Partners by the Company pursuant to the Credit Agreement.

     "SHARES" shall mean (i) the Company's Series B Stock held by the Prior Shareholders as of the date hereof listed on EXHIBIT B hereto and their permitted assigns, and (ii) the Company's Series C Stock held by the Investors listed on EXHIBIT A hereto and their permitted assigns.

SECTION 2 RESTRICTIONS ON TRANSFER; REGISTRATION

     2.1  RESTRICTIONS ON TRANSFER

          (a) Each Holder, Inktomi and S.L. Partners agree not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                                        3.

               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder, Inktomi or S.L. Partners, as the case may be, shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder, Inktomi or S.L. Partners, as the case may be, shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (iii) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder, Inktomi or S.L. Partners, as the case may be, which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to the Holder's family member or trust for the benefit of an individual Holder or (E) an "affiliate (as defined in the Securities Act) of such Holder, Inktomi or S.L. Partners, as the case may be, provided that such affiliate is an "accredited investor" (as defined in the Securities Act); (F) S.L. Partners to the lenders under the Credit Agreement and in accordance with the S.L. Warrant; or (G) any lender under the Credit Agreement to any family member or a trust for the benefit of such lender or a family member of such lender; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he, she or it were an original signatory hereunder.

          (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                                        4.

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2  DEMAND REGISTRATION

          (a)  (i)   Subject to the conditions of this Section 2.2, if the
Company shall receive a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities held by such Initiating Holders and having an aggregate offering price to the public in excess of five million dollars ($5,000,000) (a "Qualified Public Offering"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities and the Holders request to be registered.

               (ii) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from Inktomi that the Company file a registration statement under the Securities Act covering the registration of any of the Registrable Securities held by Inktomi and having an aggregate offering price in excess of five million dollars ($5,000,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of this
Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Inktomi and the Holders request to be registered.

          (b) If the Initiating Holders or Inktomi, as the case may be, intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section
2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.
Should any Holder or Inktomi, as the case may be, propose to distribute his, her or its, securities through such underwriting, such Holder or Inktomi shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders or by Inktomi if Inktomi initiated the registration (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this
Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise Inktomi and all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated,

                                        5.

               (i) in the case of an underwritten registration initiated by the Initiating Holders, to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders but not including the Founders); and

               (ii) in the case of an underwritten registration initiated by Inktomi, first to Inktomi until all shares of Registrable Securities that Inktomi desires to register are included in such registration and second to the remaining Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders but not including the Founders).

Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

               (i)    as to any Holder, prior to October 29, 2001,

               (ii) as to Inktomi, prior to one hundred eighty (180) days following the closing of the Company's Initial Offering;

               (iii)  as to any Holder, after the Company has effected two
(2) registrations pursuant to Section 2.2(a)(i), and such registrations have been declared effective;

               (iv) as to Inktomi, after the Company has affected one (1) registration pursuant to Section 2.2(a)(ii), and such registrations have been declared or ordered effective;

               (v) during the period starting with the date of the filing, and ending on the date one hundred eighty (180) days following the effective date, of the registration statement pertaining to the Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

               (vi) if within thirty (30) days of receipt of a written request pursuant to Section 2.2(a)(i) from Initiating Holders the Company gives notice to the Holders of the Company's intention to make its Initial Offering within ninety (90) days;

               (vii) if within thirty (30) days of receipt of a written request pursuant to Section 2.2(a)(ii) from Inktomi the Company gives notice to Inktomi of the Company's intention to file a registration statement on Form S-1 or Form S-3 within ninety (90) days; provided, however, that if the Company gives the foregoing notice, then Inktomi shall be entitled to include its Registrable Securities in such registration statement in accordance with the provisions of Section 2.3 as if Inktomi were a "Holder" and PARI PASSU with the Holders referred to in Section 2.3(a)(ii) who elect to participate in such registration; or

               (viii) if the Company shall furnish to Holders requesting a registration pursuant to this Section 2.2 or to Inktomi if Inktomi is requesting such a registration, a certificate

                                        6.

signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for one period of not more than ninety (90) days after receipt of the request of the Initiating Holders or Inktomi, as the case may be; provided, however, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

     2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities and S.L. Partners in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder and S.L. Partners an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder and S.L. Partners; provided, however, that neither a Holder nor S.L. Partners shall be eligible to so participate in such registration if such Holder or S.L. Partners could have sold such Registrable Securities on an unrestricted basis pursuant to Rule 144 of the Securities Act during the four-week period immediately preceding the effectiveness of such registration; provided further, that such participation right shall not be granted to any Holders or to S.L. Partners following the fifth anniversary of the closing of the Initial Offering. S.L. Partners and each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by S.L. Partners or such Holder. If S.L. Partners or a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, S.L. Partners and such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its scurities, all upon the terms and conditions set forth herein.

          (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise S.L. Partners and the Holders of Registrable Securities. In such event, the right of S.L. Partners and any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon S.L. Partners' or such Holder's participation in such underwriting and the inclusion of S.L. Partners' or such Holder's Registrable Securities in the underwriting to the extent provided herein. S.L. Partners and all Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated,

               (i)    first, to the Company;

                                        7.

               (ii) second, to the Holders who are (a) Investors, (b) holders of Series B Stock, and (c) Robert J. Lunday, Jr. on a pro rata basis based on the total number of Registrable Securities held by such Holders and Mr. Lunday;

               (iii)  third, to Robert J. Lunday, Jr.;

               (iv) fourth, to Holders who are Founders (other than Mr. Lunday) on a pro rata basis based on the total number of Registrable Securities held by such Holders; and

               (v) fifth, to any other shareholders of the Company (other than a Holder), including but not limited to S.L. Partners, on a pro rata basis.

No such reduction shall (y) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (z) reduce the amount of securities of Robert J. Lunday, Jr. and the selling Holders who are Investors or holders of Series B Stock to below twenty-five percent (25%) of the total amount of securities to be included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders (including Mr. Lunday) may be excluded in accordance with the preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities proposed to be sold in the offering.

          (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not S.L. Partners or any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

     2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of at least fifteen percent (15%) of the Registrable Securities or from Inktomi a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder, Holders, or Inktomi, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities or to Inktomi, as the case may be; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities of such Holder, Holders or Inktomi as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company;

                                        8.

provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

               (i) if Form S-3 (or any successor or similar form) is not available for such offering;

               (ii) if the Holders or Inktomi, as the case may be, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public, net of underwriting costs, of less than five hundred thousand dollars ($500,000);

               (iii) if the Company shall furnish to the Holders or to Inktomi, as the case may be, a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for one period of not more than ninety (90) days after receipt of the request of the Holder, Holders or Inktomi under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve
(12) month period;

               (iv) if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders or Inktomi pursuant to this Section 2.4;

               (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

               (vi) as to Inktomi, after the Company shall have effected two (2) registrations pursuant to Section 2.4, and such registrations have been declared effective.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders or Inktomi, as the case may be. Subject to Section 2.5 below, all Selling Expenses incurred in connection with registrations requested pursuant to this Section 2.4 shall be paid by the selling Holders or Inktomi pro rata in proportion to the number of shares sold by each, and by the Company, if it participates in such registration, pro rata in proportion to the number of shares sold by it.

     2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations under those sections, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Holders requesting such registration or Inktomi,

                                        9.

as the case may be, unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Holders requesting such registration or Inktomi, as the case may be, were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities or Inktomi, as the case may be, agree to forfeit their, or its, right to one requested registration pursuant to Section 2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders in the case of a forfeiture by any Holder. If the Holders or Inktomi are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders or Inktomi, as the case may be, shall not forfeit their, or its, rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

     2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of either the Holders of a majority of the Registrable Securities registered thereunder or of Inktomi, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder, Holders or Inktomi, as the case may be, shall have completed the distribution related thereto.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders, Inktomi or S.L. Partners, as the case may be, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, Inktomi or S.L. Partners, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder, Inktomi or S.L. Partners, as the case may be, participating in such underwriting shall also enter into and perform his, her or its obligations under such an agreement.

          (f) Notify Inktomi, S.L. Partners or each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required

                                        10.

to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of either a majority of the Holders participating in the registration or Inktomi (and at the request of S.L. Partners if already requested by the Holders or Inktomi), as the case may be, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration or to Inktomi, as the case may be, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities or to Inktomi, as the case may be, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration or to Inktomi, as the case may be, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities or to Inktomi, as the case may be.

     2.7  TERMINATION OF REGISTRATION RIGHTS

          (a) All registration rights granted to Holders and S.L. Partners under this Section 2 shall terminate and be of no further force and effect five (5) years after the date of the Company's Initial Offering. In addition, the registration rights of a Holder or S.L. Partners shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) such Holder or S.L. Partners (together with its affiliates, partners and former partners) holds less than one percent (1%) of the Company's outstanding Common Stock (treating all share of convertible Preferred Stock on an as converted basis) and (c) all Registrable Securities held by and issuable to such Holder or S.L. Partners (and its affiliates, partners and former partners) may be sold under Rule 144 during any ninety (90) day period.

          (b) All registration rights granted to Inktomi under this Section 2 shall terminate and be of no further force and effect two (2) years after the date of the Company's Initial Offering. In addition, the registration rights of Inktomi shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) Inktomi (together with its affiliates) holds less than one percent (1%) of the Company's outstanding Common Stock and (c) all Registrable Securities held by and issuable to Inktomi (and its affiliates) may be sold under Rule 144 during any ninety (90) day period.

     2.8  DELAY OF REGISTRATION; FURNISHING INFORMATION

          (a) Neither Inktomi, S.L. Partners nor any Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result

                                        11.

of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders, S.L. Partners or Inktomi, as the case may be, shall furnish to the Company such information regarding such Holders, S.L. Partners or Inktomi, the Registrable Securities held by such Holders, S.L. Partners or Inktomi and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

          (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or
Section 2.4, whichever is applicable.

     2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, S.L. Partners, Inktomi, the partners, officers, directors and legal counsel of each Holder, S.L. Partners or Inktomi, any underwriter (as defined in the Securities Act) for such Holder, S.L. Partners or Inktomi and each person, if any, who controls such Holder, S.L. Partners, Inktomi or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse Inktomi, S.L. Partners and each such Holder, partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable to an indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

                                        12.

          (b) To the extent permitted by law, each Holder will, if Registrable Securities held such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, Inktomi, S.L. Partners or any of Inktomi's or S.L. Partners' directors, officers or any person who controls Inktomi or S.L. Partners, if any, and any other Holder selling securities under such registration statement or any of such Holder's other partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter, Inktomi, S.L. Partners or any of Inktomi's or S.L. Partners' directors or officers or any person who controls Inktomi or S.L. Partners, if any, or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, underwriter Inktomi, S.L. Partners or any of Inktomi's or S.L. Partners' directors, officers, legal counsel or controlling person, if any, or other Holder, or partner, officer, director, legal counsel or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

          (c) To the extent permitted by law, Inktomi will, if Registrable Securities held by Inktomi are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, S.L. Partners and any other Holder selling securities under such registration statement or any of S.L. Partners' or such other Holder's partners, directors or officers or any person who controls S.L. Partners or such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company, S.L. Partners or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of S.L. Partners or such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Inktomi under an instrument duly executed by Inktomi and stated to be specifically for use in connection with such registration; and Inktomi will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, underwriter, S.L.

                                        13.

Partners or other Holder, or partner, officer, director, legal counsel or controlling person of S.L. Partners or such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(c) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Inktomi, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by Inktomi.

          (d) To the extent permitted by law, S.L. Partners will, if Registrable Securities held by S.L. Partners are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, Inktomi and any other Holder selling securities under such registration statement or any of Inktomi's or such other Holder's partners, directors or officers or any person who controls Inktomi or such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company, Inktomi or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of Inktomi or such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by S.L. Partners under an instrument duly executed by S.L. Partners and stated to be specifically for use in connection with such registration; and S.L. Partners will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, underwriter, Inktomi or other Holder, or partner, officer, director, legal counsel or controlling person of Inktomi or such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this
Section 2.9(d) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of S.L. Partners, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this
Section 2.9 exceed the proceeds from the offering received by S.L. Partners.

          (e)  Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party

                                        14.

within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          (f) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder, S.L. Partners or by Inktomi hereunder exceed the proceeds from the offering received by such Holder, S.L. Partners or Inktomi.

          (g) The obligations of the Company, the Holders, S.L. Partners and Inktomi under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned
(a) by a Holder to a transferee or assignee of Registrable Securities which
(i) previously holds Registrable Securities, (ii) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder, or is a Holder's family member or trust for the benefit of an individual Holder, or
(iii) acquires at least Seventy-five Thousand (75,000) shares of Registrable Securities (as adjusted for stock splits and combinations); (b) by Inktomi to a transferee or assignee of Registrable Securities which (i) previously holds Registrable Securities, (ii) is a subsidiary or parent of Inktomi or an entity that controls, is controlled by or is under common control with Inktomi, or (iii) acquires at least Seventy-five Thousand (75,000) shares of Registrable Securities (as adjusted for stock splits and combinations) and
(c) by S.L. Partners to a transferee or assignee of Registrable Securities which (i) previously holds Registrable Securities or (ii) is a subsidiary, parent, general partner, limited partner, retired partner or shareholder of S.L. Partners, or is a family member of an individual lender under the Credit Agreement or a trust for the benefit of such lender or a family member of such lender; provided, however, (X) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and

                                        15.

the securities with respect to which such registration rights are being assigned and (Y) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding; provided, however, that any amendment adversely affecting the rights of Inktomi or S.L. Partners, as the case may be, under this Section 2 shall require the written consent of Inktomi or S.L. Partners, as the case may be. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon Inktomi, each Holder and the Company. By acceptance of any benefits under this
Article 2, Inktomi and Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder or prospective holder rights to register its shares in any registration filed under this Section 2, unless under the terms of such agreement, such holder or prospective holder may include such securities only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of the Holders and that is included; provided, however, if such rights are PARI PASSU or superior to Inktomi's rights, the Company shall not enter into such agreement granting such rights without the written consent of Inktomi.

     2.13 "MARKET STAND-OFF" AGREEMENT.

          (a) Each Holder, Inktomi and S.L. Partners hereby agree that it shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by he, she or it (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers, directors and affiliates of the Company and holders of at least two percent (2%) of the Company's voting securities enter into similar agreements.

          (b) Each Holder, Inktomi and S.L. Partners agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the foregoing or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder, Inktomi and S.L. Partners shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms

                                     16.

that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty
(180) day period.

     2.14 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

          (c) So long as a Holder, Inktomi or S.L. Partners, as the case may be, own any Registrable Securities, furnish to such Holder, Inktomi and S.L. Partners forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act and with the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder, S.L. Partners or Inktomi, as the case may be, may reasonably request in availing himself, herself or itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     2.15 REGISTRATION RIGHTS UNDER PRIOR AGREEMENT. The registration rights contained in this Agreement set forth the sole and entire agreement among the Company, Inktomi, S.L. Partners, the Investors and the Prior Shareholders on the subject matter hereof and supersede any and all rights granted and covenants made under the Prior Agreement (and the undersigned parties to the Prior Agreement hereby amend such agreements such that the registration rights provided for herein shall apply to all parties under the Prior Agreement).

SECTION 3 COVENANTS OF THE COMPANY

     3.1  BASIC FINANCIAL INFORMATION AND REPORTING

          (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor and holder of Series B Stock a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted

                                     17.

accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          (c) The Company will furnish each Investor and holder of Series B Stock, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

          (d) So long as an Investor or holder of Series B Stock (with its affiliates) shall own at least Four Hundred Thousand (400,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (each, a "Major Investor), the Company will furnish each such Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year, an annual budget and operating plans for such fiscal year (broken down by month) (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within forty-five (45) days thereafter, a consolidated balance sheet as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     3.2 INSPECTION RIGHTS. Each Investor and holder of Series B Stock shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to disclose information about the Company to a competitor of the Company.

     3.3 CONFIDENTIALITY OF RECORDS. Each Investor and holder of Series B Stock agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor and holder of Series B Stock uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor and holder of Series B Stock may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor and holder of Series B Stock for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

     3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

                                     18.

     3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the company, and
(b) seventy-five percent (75%) of such stock shall vest in equal monthly increments over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

     3.6 BOARD ELECTION RIGHTS. For so long as H&Q InterNAP Investors, LP and TI Ventures, LP ("H&Q") collectively hold at least one million (1,000,000) shares of Registrable Securities, H&Q shall have the right to designate one
(1) nominee to be elected to the Board of Directors at each election of directors. For so long as Morgan Stanley Venture Partners ("MSVP") holds at least one million (1,000,000) shares of Registrable Securities, MSVP shall have the right to designate one (1) nominee to be elected to the Board of Directors at each election of directors.

     3.7 EMPLOYEE CONFIDENTIALITY, NONRAIDING AND NONCOMPETITION AGREEMENT. The Company shall require all employees and consultants to execute and deliver an Employee Confidentiality, Nonraiding and Noncompetition Agreement and an Employee Inventions Agreement in the forms attached as EXHIBIT F-1 and F-2, respectively, to that certain Series C Preferred Stock Purchase Agreement dated January 28, 1999 (the "Series C Purchase Agreement") or Proprietary Information and Inventions Agreement.

     3.8 DIRECTORS' LIABILITY AND INDEMNIFICATION. The Company's Articles of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

     3.9 BOARD OF DIRECTORS APPROVAL. The Company shall not, without the approval of a majority of the Board of Directors, with all directors voting, take any of the following actions:

          (a) incur any debt or obligation, including capital lease or purchase obligations, in excess of two hundred fifty thousand dollars ($250,000);

          (b) initiate or establish any compensation program or plan, including any program or plan concerning the base salary or bonus of officers;

          (c) establish any stock option plans or programs or award any stock options pursuant to such programs or plans;

          (d)  hire or appoint any officers of the Company;

          (e) enter into any agreement for the purchase or lease of any real estate; or

                                     19.

          (f)  implement or revise any annual budget or other operating plan.

     3.10 REAL PROPERTY HOLDING CORPORATION. The Company covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" ("USRPHC") as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg.
Section 1.897-2(h), or any supplementary or successor provision thereto. Within thirty (30) days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg.
Section 1.897- 2(h)(1)(iv) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Section 897(c)(1) of the Code and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

     3.11 QUALIFIED SMALL BUSINESS STOCK. The Company covenants that so long as any of the shares of Series C Preferred Stock, or the Common Stock into which such shares are converted, are held by an Investor (or authorized transferee in whose hands such shares or Common Stock are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use commercially reasonable efforts (including complying with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock) to cause such shares of Series C Preferred Stock, or the Common Stock into which they are converted, to qualify as Qualified Small Business Stock; provided, however, that "commercially reasonable efforts" as used in this
Section 3.29 shall not be construed to require the Company to operate its business in a manner that would adversely affect its business, limit its future prospects or alter the timing or resource allocation related to its planned operations or financing activities.

     3.12 TERMINATION OF COVENANTS. All covenants of the Company contained in this Section 3 of this Agreement shall expire and terminate as to each Investor and holder of Series B Stock upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, PROVIDED THAT this Section 3.11(ii)(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company (a "Change in Control").

     3.13 VISITATION RIGHTS. So long as Fidelity Investors II Limited Partnership and FTT Ventures Inc. or their affiliates (collectively, "Fidelity") shall own 666,667 shares of Series C Preferred Stock, the Company shall allow one representative designated by Fidelity to attend all meetings of the Company's Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of

                                     20.

Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

SECTION 4 RIGHT TO MAINTAIN INTEREST

     4.1 SUBSEQUENT OFFERINGS. Each Investor and holder of Series B Stock shall have a right to purchase its Pro Rata Share (as defined herein) of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. The Company may, at its election, sell such Investor and holder of Series B Stock its Pro Rata Amount of Equity Securities at the initial closing of the sale of Equity Securities or at a subsequent closing of which shall take place within ninety (90) days of the initial closing. The Pro Rata Share of an Investor and holder of Series B
Stock shall be equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Stock) which such Investor and holder of Series B Stock is deemed to hold immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Stock) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security),
(iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

     4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Investor and holder of Series B Stock written notice before such issuance or within ten (10) days thereafter, describing the type of Equity Securities, the price and number of shares and the general terms and conditions upon which the Company proposes to issue or has issued the same. Each Investor and holder of Series B Stock shall have thirty (30) days from the giving of such notice to agree to purchase up to the amount of Equity Securities equal to Pro Rata Share of such Equity Securities of the Investor and holder of Series B Stock for the price and upon the general terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Any such purchase shall occur at the initial closing of the sale of Equity Securities or, at the Company's election, at a subsequent closing within ninety (90) days of the initial closing. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor and holder of Series B Stock who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Investors and holders of Series B Stock elect to purchase their Pro Rata Share of the Equity Securities, then the Company shall promptly notify in writing the Investors and holders of Series B Stock who do so elect and shall offer such Investors and holders of Series B Stock the right to acquire such unsubscribed shares. Each Investor and holder of Series B Stock shall have fifteen (15) days

                                     21.

after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors and holders of Series B Stock fail to exercise in full the right to maintain interest within said forty-five (45) day period set forth in Section 4.2 and 4.3, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the rights of the Investors and holders of Series B Stock were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Investors and holders of Series B Stock pursuant to
Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Investors and holders of Series B Stock in the manner provided above.

     4.4 TERMINATION OF RIGHTS TO MAINTAIN INTEREST. The rights to maintain interest established by this Section 4 shall not apply to, and shall terminate upon (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) a Change in Control.

     4.5 TRANSFER OF RIGHTS TO MAINTAIN INTEREST. The rights to maintain interest of each Investor and holder of Series B Stock under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

     4.6 EXCLUDED SECURITIES. The rights to maintain interest established by this Section 4 shall have no application to any of the following Equity
Securities:

          (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by a majority of the entire Board of Directors;

          (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights to maintain interest established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

          (c) capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by a majority of the entire Board of Directors of the Corporation;

          (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

          (e)  shares of Common Stock issued upon conversion of the Shares;

          (f) capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or any similar transactions approved by a majority of the entire Board of Directors;

                                     22.

          (g) shares of Common Stock issued in a public offering prior to or in connection with which all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will be converted to Common Stock;

          (h) shares of Common Stock and the Inktomi Warrant issued to Inktomi pursuant the Inktomi Agreement and the Common Stock issued on the exercise of the Inktomi Warrant; and

          (i) the S.L. Warrant and shares of Common Stock issued upon exercise of the S.L. Warrant and on conversion of the loan made pursuant to the Credit Agreement.

SECTION 5 MISCELLANEOUS

     5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within Washington.

     5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Inktomi Agreement, the Series C Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     5.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                     23.

     5.6  AMENDMENT AND WAIVER

          (a)  Except as otherwise expressly provided and subject to
Section 5.6(b) below, this Agreement may be amended or modified only upon the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

          (b) Except as otherwise expressly provided, no amendment or modification of this Agreement shall adversely affect the rights of the Holders under this Agreement without the written consent of the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

          (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

     5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to Holders, shall be cumulative and not alternative.

     5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day,
(c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or EXHIBIT A or EXHIBIT B hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     5.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                                     24.

     5.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.





                                     25.

     IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date set forth in the first paragraph hereof.

                              COMPANY:

                              INTERNAP NETWORK SERVICES CORPORATION


                              By:  /s/ Paul E. McBride
                                 ------------------------------------
                              Name:   Paul E. McBride
                                   ----------------------------------
                              Title:  Vice President and Secretary
                                    ---------------------------------



                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                              INKTOMI CORPORATION

                              By:  /s/ Richard Pierle
                                 ------------------------------------
                              Name:   Richard Pierle
                                   ----------------------------------
                              Title:  Vice President of Marketing
                                    ---------------------------------



                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                              SL PARTNERS, INC.
                              AS AGENT UNDER THE CREDIT AGREEMENT DATED AS OF SEPTEMBER 23, 1999

                              By:  /s/ Robert D. Shurtleff, Jr.
                                 ------------------------------------
                              Name:   Robert D. Shurtleff, Jr.
                                   ----------------------------------
                              Title:  Managing Partner
                                    ---------------------------------



                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                            INVESTORS:

                            MORGAN STANLEY VENTURE PARTNERS III, L.P.

                            By:  Morgan Stanley Venture Partners III, L.L.C.
                                 Its: General Partner

                                 By:  Morgan Stanley Venture Capital III, Inc.
                                      Its: Institutional Managing Member


                                 By:  /s/ William J. Harding
                                    -----------------------------------------
                                 Name:   William J. Harding
                                      ---------------------------------------
                                 Title:  Managing Member
                                       --------------------------------------


                            MORGAN STANLEY VENTURE INVESTORS III, L.P.

                            By:  Morgan Stanley Venture Partners III, L.L.C.
                                 Its: General Partner

                                 By:  Morgan Stanley Venture Capital III, Inc.
                                      Its: Institutional Managing Member


                                 By:  /s/ William J. Harding
                                    -----------------------------------------
                                 Name:   William J. Harding
                                      ---------------------------------------
                                 Title:  Managing Member
                                       --------------------------------------


                            THE MORGAN STANLEY VENTURE PARTNERS
                            ENTREPRENEUR FUND, L.P.

                            By:  Morgan Stanley Venture Partners III, L.L.C.
                                 Its: General Partner

                                 By:  Morgan Stanley Venture Capital III, Inc.
                                      Its: Institutional Managing Member


                                 By:  /s/ William J. Harding
                                    -----------------------------------------
                                 Name:   William J. Harding
                                      ---------------------------------------
                                 Title:  Managing Member
                                       --------------------------------------



                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                   OAK INVESTMENT PARTNERS VIII, LIMITED
                                   PARTNERSHIP

                                   By:  Oak Associates VIII, LLC
                                        Its: General Partner


                                   By:  /s/ Fredric W. Harman
                                        ------------------------------------
                                        Fredric W. Harman
                                        Managing Member


                                   OAK VIII AFFILIATES FUND, LIMITED PARTNERSHIP

                                   By:  Oak VIII Affiliates, LLC
                                        Its: General Partner


                                   By:  /s/ Fredric W. Harman
                                        ------------------------------------
                                        Fredric W. Harman
                                        Managing Member


                                   FIDELITY INVESTORS II LIMITED PARTNERSHIP

                                   By:  Fidelity Investors Management, LLC
                                        Its: General Partner


                                   By:  /s/ Donald S. Heaton
                                        ------------------------------------
                                   Name:   Donald S. Heaton
                                        ------------------------------------
                                   Title:  Vice President
                                         -----------------------------------


                                   FTT VENTURES LIMITED


                                   By:  /s/ Robert Ketterson
                                        ------------------------------------
                                   Name:   Robert Ketterson
                                        ------------------------------------
                                   Title:  Vice President
                                         -----------------------------------



                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                   GC&H INVESTMENTS


                                   By:
                                        ------------------------------------
                                   Name:   John L. Cardoza
                                        ------------------------------------
                                   Title:  Executive Partner
                                         -----------------------------------


                                   EVEREN SECURITIES, INC. CUSTODIAN FBO
                                   VICTOR A. INCE, M.D., ROTH IRA


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   KIRLAN VENTURE CAPITAL, INC.


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   KIRLAN VENTURE PARTNERS II, L.P.


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   -----------------------------------------
                                   JOHN P. MORBECK


                                   REGIS FAMILY LIMITED PARTNERSHIP


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                   ADELSON INVESTORS, LLC


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   BRINC LLC


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   -----------------------------------------
                                   PAUL CANNIFF


                                   -----------------------------------------
                                   LAWRENCE W. COHEN


                                   -----------------------------------------
                                   DAVID CORNFIELD


                                   -----------------------------------------
                                   DENNIS CUCCIA


                                   -----------------------------------------
                                   PETER CUCCIA


                                   THOMAS J. CUCCIA & VICTORIA ADAMS-CUCCIA JT
                                   TEN


                                   -----------------------------------------
                                   THOMAS J. CUCCIA


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                   -----------------------------------------
                                   VICTORIA ADAMS-CUCCIA


                                   DOLL TECHNOLOGY INVESTMENT FUND


                                   By:  /s/ Dixon R. Doll
                                      --------------------------------------
                                   Name:   Dixon R. Doll
                                        ------------------------------------
                                   Title:  Managing Member
                                         -----------------------------------


                                   DOLL TECHNOLOGY AFFILIATES FUND, LP


                                   By:  /s/ Dixon R. Doll
                                      --------------------------------------
                                   Name:   Dixon R. Doll
                                        ------------------------------------
                                   Title:  Managing Member
                                         -----------------------------------


                                   DOLL TECHNOLOGY SIDE FUND, LP


                                   By:  /s/ Dixon R. Doll
                                      --------------------------------------
                                   Name:   Dixon R. Doll
                                        ------------------------------------
                                   Title:  Managing Member
                                         -----------------------------------

                                   -----------------------------------------
                                   ELIZABETH DUNN


                                   GAK LIMITED


                                   By:
                                        ------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                H&Q INTERNAP INVESTORS, L.P.


                                By:  /s/ Jackie Berterretche
                                    -----------------------------------------
                                Name:   Jackie Berterretche
                                      ---------------------------------------
                                Title:  Attorney-in-Fact
                                       --------------------------------------


                                THE JOAN HABER MELLEA SEPARATE PROPERTY TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------



                                ---------------------------------------------
                                ROBERT JULL


                                ---------------------------------------------
                                ERIC LOCKARD


                                ---------------------------------------------
                                KIRSTEN S. MORBECK


                                ---------------------------------------------
                                DAN NEWELL


                                ---------------------------------------------
                                ALAN NORMAN


                                TOM AND PEGGY PHILLIPS JT TEN


                                ---------------------------------------------
                                TOM PHILLIPS


                   AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                ---------------------------------------------
                                PEGGY PHILLIPS


                                ---------------------------------------------
                                JOE PRUSKOWSKI



                                PS CAPITAL VENTURES, LP


                                By:  /s/ Daniel Burstein
                                   ------------------------------------------
                                Name:   Daniel Burstein
                                     ----------------------------------------
                                Title:  Principal
                                      ---------------------------------------


                                ---------------------------------------------
                                RICHARD SAADA



                                SEAPOINT VENTURES, LLC


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------



                                PS CAPITAL VENTURES, LP


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                THE SHURTLEFF FAMILY TRUST, ROBERT D.
                                SHURTLEFF, SR. AND NANCY H. SHURTLEFF
                                TRUSTEES


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------


                  AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                Title:
                                       --------------------------------------


                                ---------------------------------------------
                                ROBERT D. SHURTLEFF, JR.


                                ---------------------------------------------
                                SUSAN P. SIGL


                                ---------------------------------------------
                                MARK SMITH


                                THE STEVEN J. GOODMAN REVOCABLE LIVING TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------



                                ---------------------------------------------
                                ALEXANDRIA H. STONE


                                TI VENTURES, L.P.


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                VULCAN VENTURES INCORPORATED


                                By:  /s/ William D. Savoy
                                    -----------------------------------------
                                Name:   William D. Savoy
                                      ---------------------------------------
                                Title:  Vice President
                                       --------------------------------------


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                ---------------------------------------------
                                TODD WARREN


                                ---------------------------------------------
                                RUSTY WILLIAMS







                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                SERIES B PREFERRED SHAREHOLDERS:

                                PS CAPITAL HOLDINGS, L.P.

                                By:  PS Capital, Inc.



                                By:
                                    -----------------------------------------
                                     Kenneth I. Starr
                                     Vice President


                                ---------------------------------------------
                                LAWRENCE W. COHEN


                                ---------------------------------------------
                                DAVID J. CORNFIELD


                                ---------------------------------------------
                                DENNIS CUCCIA


                                ---------------------------------------------
                                PETER CUCCIA


                                ---------------------------------------------
                                THOMAS J. CUCCIA

                                THE STEVEN J. GOODMAN REVOCABLE LIVING TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                THE STEVEN J. GOODMAN CHARITABLE REMAINDER
                                TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                ---------------------------------------------
                                JOE PRUSKOWSKI



                                VICTOR AND TERRY INCE TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                ---------------------------------------------
                                DAN NEWELL


                                ---------------------------------------------
                                ROBERT D. SHURTLEFF, JR.

                                THE SHURTLEFF GARRETSON EDUCATION TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                ---------------------------------------------
                                TODD WARREN


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                H&Q INTERNAP INVESTORS, L.P.


                                By:  /s/ Jackie Berterretche
                                    -----------------------------------------
                                Name:   Jackie Berterretche
                                      ---------------------------------------
                                Title:  Attorney-in-Fact
                                       --------------------------------------


                                TI VENTURES, LP


                                By:  /s/ Jackie Berterretche
                                    -----------------------------------------
                                Name:   Jackie Berterretche
                                      ---------------------------------------
                                Title:  Attorney-in-Fact
                                       --------------------------------------


                                KIRLAN I

                                By:  Kirlan Venture Capital, Inc.
                                     Its:
                                          -----------------------------------


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                KIRLAN VENTURE PARTNERS II, L.P.

                                By:  Kirlan Venture Capital, Inc.
                                     Its:
                                          -----------------------------------

                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                    AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                VULCAN VENTURES INCORPORATED


                                By:  /s/ William D. Savoy
                                    -----------------------------------------
                                Name:   William D. Savoy
                                      ---------------------------------------
                                Title:  Vice President
                                       --------------------------------------


                                ADELSON INVESTORS, LLC


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                GAK LIMITED


                                By:
                                    -----------------------------------------
                                Name:   Horace Hertz
                                      ---------------------------------------
                                Title:  General Partner
                                       --------------------------------------


                                DOLL TECHNOLOGY INVESTMENT FUND


                                By:  /s/ Dixon R. Doll
                                    -----------------------------------------
                                Name:   Dixon R. Doll
                                      ---------------------------------------
                                Title:  Managing Member
                                       --------------------------------------


                                DOLL TECHNOLOGY AFFILIATES FUND, L.P.


                                By:  /s/ Dixon R. Doll
                                    -----------------------------------------
                                Name:   Dixon R. Doll
                                      ---------------------------------------
                                Title:  Managing Member
                                       --------------------------------------


                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                DOLL TECHNOLOGY SIDE FUND, L.P.


                                By:  /s/ Dixon R. Doll
                                    -----------------------------------------
                                Name:   Dixon R. Doll
                                      ---------------------------------------
                                Title:  Managing Member
                                       --------------------------------------


                                BRINC LLC


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                THE JOAN HABER MELLEA SEPARATE PROPERTY TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                THE DAWES TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                CHRISTOPHER DAWES AND ELIZABETH SHURTLEFF


                                ---------------------------------------------
                                CHRISTOPHER DAWES


                                ---------------------------------------------
                                ELIZABETH SHURTLEFF


          AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                ---------------------------------------------
                                CLARENCE N. SHURTLEFF


                                ---------------------------------------------
                                RICHARD SAADA


                                TOM AND PEGGY PHILLIPS


                                ---------------------------------------------
                                TOM PHILLIPS


                                ---------------------------------------------
                                PEGGY PHILLIPS


                                ---------------------------------------------
                                ERIC LOCKARD


                                ---------------------------------------------
                                PAUL CANNIFF


                                ---------------------------------------------
                                MARK SMITH


                                ---------------------------------------------
                                BARBARA BOWEN


                                ---------------------------------------------
                                ROBERT JULL


                                ---------------------------------------------
                                RUSTY WILLIAMS


                                ---------------------------------------------
                                ELIZABETH DUNN


             AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                ---------------------------------------------
                                ALAN NORMAN


                                MARK AND JAN ZUCKER


                                ---------------------------------------------
                                MARK ZUCKER


                                ---------------------------------------------
                                JAN ZUCKER


                                ZUCKER IRREVOCABLE TRUST


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                ---------------------------------------------
                                SHIRLEY CORNFIELD


                                ---------------------------------------------
                                RONALD J. CORNFIELD


                                ---------------------------------------------
                                LINDA J. CORNFIELD


                                ---------------------------------------------
                                GLEN A. KOLIDES


                                LINDA JOAN CORNFIELD'S CHILDREN'S TRUST


                                By:
                                    -----------------------------------------


          AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                ---------------------------------------------
                                ALEXANDRIA H. STONE












           AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                SERIES A PREFERRED SHAREHOLDERS:


                                /s/ Robert J. Lunday, Jr.
                                ---------------------------------------------
                                ROBERT J. LUNDAY, JR.


                                ---------------------------------------------
                                ROBERT LUNDAY


                                ---------------------------------------------
                                PAUL E. MCBRIDE


                                ---------------------------------------------
                                SUSAN MCBRIDE


                                PAUL E. MCBRIDE, CUSTODIAN FBO EMILY A.
                                MCBRIDE UTMA


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                PAUL E. MCBRIDE, CUSTODIAN FBO SETH L.
                                MCBRIDE UTMA


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


                                BOCINSKY FAMILY L.L.C.


                                By:
                                    -----------------------------------------
                                Name:
                                      ---------------------------------------
                                Title:
                                       --------------------------------------


           AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                COMMON STOCK SHAREHOLDERS:



                                ---------------------------------------------
                                ANTHONY C. NAUGTIN


                                /s/ Christopher D. Wheeler
                                ---------------------------------------------
                                CHRISTOPHER D. WHEELER

                                CDW LIMITED PARTNERSHIP

                                By:  CDW Services, Inc.
                                     General Partner


                                By: /s/ Christopher D. Wheeler
                                    -----------------------------------------
                                Name:  Christopher D. Wheeler
                                      ---------------------------------------
                                Title: President
                                       --------------------------------------


                                ---------------------------------------------
                                PAUL E. MCBRIDE


                                ---------------------------------------------
                                JAMES P. BOCINSKY


                                ---------------------------------------------
                                OPHIR RONEN


                                ---------------------------------------------
                                TIM HINDERLITER


                                ---------------------------------------------
                                LORRAINE PETRIE


                                ---------------------------------------------
                                JON KIRK


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                FOUNDERS:


                                /s/ Robert J. Lunday, Jr.
                                ---------------------------------------------
                                ROBERT J. LUNDAY, JR.


                                ---------------------------------------------
                                PAUL E. MCBRIDE


                                ---------------------------------------------
                                ANTHONY C. NAUGHTIN


                                /s/ Christopher D. Wheeler
                                ---------------------------------------------
                                CHRISTOPHER D. WHEELER

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                     EXHIBIT A

                                     INVESTORS

SERIES C PREFERRED SHAREHOLDERS

Morgan Stanley Venture Partners III, L.P.
Morgan Stanley Venture Investors III, L.P.
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.
Oak Investment Partners VIII, Limited Partnership
Oak VIII Affiliate Fund, Limited Partnership
Fidelity Investors II Limited Partnership
FTT Ventures Limited
Adelson Investors, LLC
BRINC LLC
Paul Caniff
Lawrence W. Cohen
David Cornfield
Dennis Cuccia
Peter Cuccia
Thomas J. Cuccia & Victoria Adams-Cuccia JT TEN
Doll Technology Affiliates Fund, LP
Doll Technology Investment Fund
Doll Technology Side Fund, LP
Elizabeth Dunn
Everen Securities, Inc. Custodian FBO Victor A. Ince, M.D., Roth IRA
GAK Limited
GC&H Investments
H&Q InterNAP Investors, L.P.
The Joan Haber Mellea Separate Property Trust
Robert Jull
Kirlan Venture Capital, Inc.
Kirlan Venture Partners II, LP
Eric Lockard
John P. Morbeck
Kirsten S. Morbeck
Dan Newell
Alan Norman
Tom and Peggy Phillips, JT TEN
Joe Pruskowski
PS Capital Ventures, LP
Regis Family Limited Partnership
Richard Saada
Seapoint Ventures LLC
The Shurtleff Family Trust, Robert D. Shurtleff, Sr. and Nancy H. Shurtleff
  Trustees

Robert D. Shurtleff, Jr.
Susan P. Sigl
Mark Smith
The Steven J. Goodman Revocable Living Trust
Alexandria H. Stone
TI Ventures, LP
Vulcan Ventures Incorporated
Todd Warren
Rusty Williams

                                     EXHIBIT B

                                 PRIOR SHAREHOLDERS

SERIES B PREFERRED SHAREHOLDERS


H&Q InterNAP Partners, LP
H&Q InterNAP Investors, L.P.
TI Ventures, LP
Kirlan I
Kirlan Venture Partners II, L.P.
PS Capital Holdings, L.P.
Vulcan Ventures Incorporated
Adelson Investors, LLC
Lawrence W. Cohen
David Cornfield
Dennis Cuccia
Peter Cuccia
Thomas J. Cuccia
GAK Limited
The Steven J. Goodman Revocable Living Trust
Steven J. Goodman Charitable Remainder Trust
Victor and Terry Ince Trust
Dan Newell
Robert D. Shurtleff, Jr.
Todd Warren
BRINC LLC
Joe Pruskowski
Richard Saada
Tom and Peggy Phillips
Eric Lockard
Paul Canniff
Mark Smith
Barbara Bowen
Robert Jull
Rusty Williams
Doll Technology Affiliates Fund, LP
Doll Technology Side Fund, LP
Doll Technology Investment Fund
Elizabeth Dunn
Alan Norman
The Joan Haber Mellea Separate Property Trust
The Christopher and Elizabeth Dawes Children's Trust
Linda J. Cornfield
Ronald J. Cornfield
Shirley J. Cornfield
Christopher G. Dawes and Elizabeth Dawes

Glen A. Kolides
Linda Joan Cornfield's Children's Trust
Clarence N. Shurtleff
The Shurtleff Garretson Education Trust
Alexandria H. Stone
Mark and Jan Zucker
Zucker Irrevocable Trust

SERIES A PREFERRED SHAREHOLDERS

Robert Lunday
Robert J. Lunday, Jr.
Paul E. McBride
Susan McBride
Paul E. McBride, Custodian FBO Emily A. McBride, UTMA
Paul E. McBride, Custodian FBO Seth L. McBride, UTMA

COMMON STOCK SHAREHOLDERS

Anthony C. Naughtin
Christopher D. Wheeler
CDW Limited Partnership
Paul E. McBride
James P. Bocinsky
Ophir Ronen
Tim Hinderliter
Lorraine Petrie
Jon Kirk

                                      FOUNDERS

Robert J. Lunday, Jr.
Paul E. McBride
Anthony C. Naughtin
Christopher D. Wheeler